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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 8, 1997


                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)


        California                      0-18786                94-2723335
        ----------                      -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


875 Prospect Street, Suite 301, La Jolla, California                   92037
----------------------------------------------------                   -----
       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (619) 456-6022



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         The Registrant amends Item 7, FINANCIAL STATEMENTS AND EXHIBITS, to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit Number                            Description
--------------                            -----------

      16.2 Letter regarding Change in Certifying Accountant in response to Item 4. of Form 8-K/A filed September 24, 1997 from Deloitte & Touche LLP, independent auditors.

      16.3 Letter regarding Change in Certifying Accountant in response to Item 4. of Form 8-K/A filed September 24, 1997 from Coopers & Lybrand L.L.P., independent auditors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PICO HOLDINGS, INC.

Dated:  September 26, 1997            By: /s/ Gary W. Burchfield
                                          -------------------------------------
                                          Gary W. Burchfield
                                          Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

      16.2 Letter regarding Change in Certifying Accountant in response to Item 4. of Form 8-K/A filed September 24, 1997 from Deloitte & Touche LLP, independent auditors.

      16.3 Letter regarding Change in Certifying Accountant in response to Item 4. of Form 8-K/A filed September 24, 1997 from Coopers & Lybrand L.L.P., independent auditors.

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